EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of WPCS International Incorporated (the “Company”) on Form 10-Q for the quarter ended October 31, 2017 as filed with the Securities and Exchange Commission (the “Report”), I, David Allen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ David Allen
Date: December 15, 2017	Name:	David Allen
	Title:	Chief Financial Officer (Principal Financial Officer)